PROVIDENCE SERVICE CORP Q3:2019 EARNINGS CALL PRESENTATION November 7, 2019

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL INFORMATION Forward-looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “demonstrate,” “expect,” “estimate,” “forecast,” “anticipate,” “should” and “likely” and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, our continuing relationship with government entities and our ability to procure business from them, our ability to manage growing and changing operations, the implementation of healthcare reform law, government budget changes and legislation related to the services that we provide, our ability to renew or replace existing contracts that have expired or are scheduled to expire with significant clients, and other risks detailed in Providence’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2018. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this presentation if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise. Non-GAAP Financial Information In addition to the financial results prepared in accordance with generally accepted accounting principles in the United States (GAAP), this press release includes EBITDA and Adjusted EBITDA for the Company and its segments, and Adjusted Net Income and Adjusted EPS for the Company, which are performance measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, net of taxes, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain items, including (as applicable): (1) restructuring and related charges, including costs related to our corporate reorganization, (2) equity in net loss of investee, (3) certain litigation related expenses, settlement income or other negotiated settlements relating to certain matters from prior periods, (4) certain transaction and related costs, (5) asset impairment charges, and (6) gain on remeasurement of cost investment. Adjusted Net Income is defined as income (loss) from continuing operations, net of taxes, before certain items, including (1) restructuring and related charges, (2) equity in net loss of investee, (3) certain litigation related expenses, settlement income or other negotiated settlements relating to certain matters from prior periods, (4) gain or loss on sale of equity investments, (5) certain transaction and related costs, (6) asset impairment charges, (7) gain on remeasurement of cost investment, and (8) the income tax impact of such adjustments. Adjusted EPS is calculated as Adjusted Net Income less (as applicable): (1) dividends on convertible preferred stock and (2) adjusted net income allocated to participating stockholders, divided by the diluted weighted-average number of common shares outstanding as calculated for Adjusted Net Income. We utilize these non-GAAP performance measures, which exclude certain expenses and amounts, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing operations of our business. We consider our core operations to be the ongoing activities to provide services from which we earn revenue, including direct operating costs and indirect costs to support these activities. In addition, our net loss in equity investee is excluded from these measures, as we do not have the ability to manage these ventures, allocate resources within the ventures, or directly control their operations or performance. Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business. 2

Q3:2019 HIGHLIGHTS

PROVIDENCE SERVICE CORPORATION

Revenue Growth

- Q3:2019 Revenue up 14.4% compared to Q3:2018
  - NET Services: rate increases including $17.7mm of retro benefit, new State contract in WV and MCO contracts in Indiana and Louisiana and higher utilization on not at-risk and reconciliation contracts
  - Matrix[(1)] : Home solution continues to exceed internal expectations driven by strong membership growth and greater visit yields

Profitability

- Adjusted EBITDA[(2)] of $23.1mm; NET Services Adjusted EBITDA excluding certain corporate costs[(2)] of $26.4mm
  - Margins benefited from $17.7mm of secured retro benefits
  - Management remains focused on market-level operating processes to bring transportation costs back in line with historical levels
  - Matrix[(1)] : Adj. EBITDA margin of 14.0% down from prior year due to lower Mobile visits and higher indirect costs / overhead, partially offset by reduced direct costs
- Adj. EPS[(2)] of $0.81

Capital Allocation

- Completed organizational consolidation in Q2:2019, on target to achieve at least $10mm of run-rate savings
  - Q3:2019 decline in corporate costs of $2.1M compared to Q3:2018 [(3)]
- Purchased $6.0mm of shares under share repurchase program. $94.0mm remaining capacity through 12/31/19

(1) Providence's interest in Matrix is accounted for as an equity method investment. Matrix's full financial results are not included within Providence's consolidated results.
(2) See appendix for a reconciliation of non-GAAP financial measures.
(3) Excludes impact of cash settled equity awards and add-backs for restructuring related expenses and transaction expenses.

3

Q3:2019 HIGHLIGHTS % FYE FYE LTM $Millions Q3:19 Q3:18 Growth 2018 2017 Q3:19 Revenue $ 393.4 $ 343.8 14.4% $ 1,385.0 $ 1,318.2 $ 1,485.9 Transportation Expense (i.e. Purchased Services) $ 303.8 $ 262.7 $ 1,055.3 $ 1,009.5 $ 1,159.5 % of Rev 77.2% 76.4% 76.2% 76.6% 78.0% Key Financial Other Costs (Offset by Add-backs) $ 63.2 $ 60.2 $ 237.2 $ 223.4 $ 244.7 % of Rev 16.1% 17.5% 17.1% 16.9% 16.5% Metrics NET Services Adj. EBITDA (Exc. Certain Corp Costs) (1) $ 26.4 $ 20.9 $ 92.5 $ 85.3 $ 81.7 (1) % Margin 6.7% 6.1% 6.7% 6.5% 5.5% Certain Corporate Costs (2) (3.3) (2.9) (19.7) (25.8) (13.3) Adjusted EBITDA (1) $ 23.1 $ 17.9 $ 72.8 $ 59.5 $ 68.4 (1) % Margin 5.9% 5.2% 5.3% 4.5% 4.6% • Continue executing market-level initiatives to bring costs back in-line with historic levels 2019 / 2020 • Continue working with payors to true-up contractual rates with costs Focus • Buildout of certain key front-end functional technology features in order to meet customer demand and enhance growth (1) See appendix for a reconciliation of non-GAAP financial measures. (2) Costs represents the continuing corporate and other overhead expenses previously included in our Corporate and Other segment. See appendix for further explanation and a reconciliation to the most comparable GAAP financial measures. 4

MATRIX INVESTMENT • For Q3:19, Matrix achieved Adjusted EBITDA of $10.0 million or 14.0% of revenue • Matrix continues to exceed its internal expectations, with Home solution continuing Q3:2019 to outperform driven by higher membership and visits driven by yield initiatives Highlights • Although impacted by now-resolved capacity restraints during the quarter, Mobile solution saw improved volume versus first half of the year % FYE FYE LTM $Millions Q3:19 Q3:18 Growth 2018 2017 Q3:19 Revenue $ 71.7 $ 70.5 1.6% $ 282.1 $ 227.9 $ 276.5 Key Financial Adjusted EBITDA (2) (1) $ 10.0 $ 13.7 $ 56.7 $ 51.7 $ 50.1 Metrics (2) % Margin 14.0% 19.4% 20.1% 22.7% 18.1% Capex $ 2.7 $ 2.5 $ 10.3 $ 11.0 $ 10.0 Net Debt $ 293.4 $ 310.4 (1) Providence’s interest in Matrix is accounted for as an equity method investment. Matrix’s results are not included within Providence’s consolidated financials. (2) See appendix for a reconciliation of non-GAAP financial measures. 5

CASH FLOW UPDATE FYE FYE LTM $Millions Q3:19 Q3:18 2018 2017 Q3:19 Cash Flow Before Working Capital $ 20.0 $ 15.0 $ 48.2 $ 42.8 $ 44.6 Working Capital Changes (3.0) 15.4 (40.3) 12.2 (19.1) Cash Provided By Operations $ 17.0 $ 30.4 $ 7.9 $ 55.0 $ 25.5 Capex (Continuing Operations) $ 3.0 $ 2.9 $ 10.8 $ 15.4 $ 9.5 Cash flow • Q3:19 cashflow impacted by working capital timing. One-time retroactive benefits recognized in September were subsequently received in October 6

BALANCE SHEET UPDATE $Millions Q3:19 Q2:19 Q1:19 Q4:18 Q3:18 Cash $ 40.6 $ 29.8 $ 46.7 $ 8.0 $ 47.5 Debt $ - $ - $ - $ - $ - Matrix Carrying Value $ 154.5 $ 157.9 $ 159.5 $ 161.5 $ 164.1 Shares Outstanding (mm) 14.9 15.0 14.9 14.8 14.8 Shares outstanding equals common shares outstanding plus total preferred shares on an as-converted basis. 7

APPENDIX

ADJUSTED EBITDA RECONCILIATION (Continuing Ops) FYE FYE LTM $Millions Q3:19 Q3:18 2018 2017 Q3:19 Revenue $ 393.4 $ 343.8 $ 1,385.0 $ 1,318.2 $ 1,485.9 Income from Cont Ops 8.6 10.3 18.2 51.1 5.0 Interest Expense, Net 0.2 0.3 1.8 1.2 1.8 Income Tax Provision 5.1 3.9 4.7 4.0 1.7 Depreciation and Amortization 4.1 3.8 15.8 13.6 17.7 EBITDA (1) $ 18.0 $ 18.2 $ 40.5 $ 69.9 $ 26.2 Asset Impairment - - 14.2 - 13.5 Transaction Expense 1.0 1.7 7.2 - 10.7 Restructuring and Related Expense 0.9 1.9 8.7 1.9 9.2 Value Enhancement Initiative Implementation - 1.1 2.8 6.1 0.6 Equity in Net Loss/(Gain) of Investee 3.2 1.6 6.2 (13.4) 8.2 (Gain) on Remeasure of Cost Method Investme - (6.6) (6.6) - (0.0) Litigation (Income)/Expense, net - (0.0) (0.2) (5.0) 0.0 Adjusted EBITDA $ 23.1 $ 17.9 $ 72.8 $ 59.5 $ 68.4 % Margin 5.9% 5.2% 5.3% 4.5% 4.6% (1) For Q3:2018, $996k of transaction costs related to sale of WD Services moved from Continuing Operations to Discontinued Operations. 9

ADJUSTED EBITDA RECONCILIATION (MATRIX) (1)

Matrix Medical Network

$ Millions	Q3:19	Q3:18	FYE 2018	FYE 2017	LTM Q3:19
Revenue	$ 71.7	$ 70.5	$ 282.1	$ 227.9	$ 276.5
Net (loss)/income	(6.9)	(4.4)	(20.0)	26.7	(21.3)
Interest expense, net	11.3	6.2	26.0	14.8	22.5
Income tax benefit	(2.0)	(0.4)	(7.1)	(29.6)	(8.2)
Depreciation and amortization	6.2	9.6	43.1	33.5	48.9
EBITDA	$ 8.6	$ 11.1	$ 42.0	$ 45.4	$ 41.9
Management fee	0.5	0.6	4.9	2.3	2.4
Transaction costs	0.1	0.1	3.3	4.0	1.5
Severance expense	0.8	-	-	-	0.8
Integration expense	-	1.9	6.5	-	3.8
Adjusted EBITDA	$ 10.0	$ 13.7	$ 56.7	$ 51.7	$ 50.2
% Margin	*14.0%*	*19.4%*	*20.1%*	*22.7%*	*18.2%*
Reconciliation of Matrix Net Income to Equity (Loss) of Investee (2)					
Matrix Net Income standalone	$ (6.9)	$ (4.4)	$ (20.0)	$ 26.7	$ (21.3)
Divided by Providence share (3)	43.6%	43.6%	43.6%	46.6%	43.6%
Equity in net (loss) gain of investee	$ (3.0)	$ (1.9)	$ (8.7)	$ 12.4	$ (9.3)
Management fee and other	(0.2)	0.3	2.5	1.0	1.5
Net (loss) gain - equity investment	$ (3.2)	$ (1.6)	(6.2)	$ 13.4	$ (7.8)

(1) Represents 100% of Matrix's results including the results of HealthFair since its acquisition of February 16, 2018. Providence's retained equity interest is now accounted for as an equity method investment. Matrix's results are not included within Providence's consolidated results in any period presented.

(2) A reconciliation has been provided to bridge from the income from Equity in net (loss)gain of investee to Matrix's standalone Net Income.

(3) Providence's equity interest in Matrix decreased to 43.6% following the rollover of certain HealthFair equity interests related to the acquisition during Q1:2018.

10

NET SERVICES ADJUSTED EBITDA RECONCILIATION

PROVIDENCE SERVICE CORPORATION

$Millions	Q3:2019 NET Services	Q3:2019 Less: Certain Corp Costs (1)	Q3:2019 NET Services Exc. Certain Corp Costs	Q3:2018 NET Services	Q3:2018 Less: Certain Corp Costs (1)	Q3:2018 NET Services Exc. Certain Corp Costs
Revenue	$ 393.4	$ -	$ 393.4	$ 343.8	$ -	$ 343.8
Income from Cont Ops after Income Taxe	11.2	(3.9)	15.0	11.6	1.4	10.3
Interest Expense, Net	0.2	-	0.2	0.3	-	0.3
Provision For Income Taxes	5.7	-	5.7	4.1	-	4.1
Depreciation and Amortization	4.1	0.0	4.1	3.8	0.2	3.5
EBITDA	**$ 21.2**	**$ (3.8)**	**$ 25.0**	**$ 19.8**	**$ 1.6**	**$ 18.2**
Asset Impairment	-	-	-	-	-	-
Gain on Reimeaurement	-	-	-	(6.6)	(6.6)	-
Restructuring and Related Expense	0.9	0.6	0.3	3.0	1.9	1.1
Litigation Expense	-	-	-	(0.0)	(0.0)	-
Transaction Expense	1.0	(0.1)	1.0	1.7	0.1	1.6
Adjusted EBITDA	**$ 23.1**	**$ (3.3)**	**$ 26.4**	**$ 17.9**	**$ (2.9)**	**$ 20.9**
% Margin	*5.9%*		*6.7%*	*5.2%*		*6.1%*

$Millions	FYE 2018 NET Services	FYE 2018 Less: Certain Corp Costs (1)	FYE 2018 NET Services Exc. Certain Corp Costs	FYE 2017 NET Services	FYE 2017 Less: Certain Corp Costs (1)	FYE 2017 NET Services Exc. Certain Corp Costs	LTM Q3:2019 NET Services	LTM Q3:2019 Less: Certain Corp Costs (1)	LTM Q3:2019 NET Services Exc. Certain Corp Costs
Revenue	$ 1,385.0	$ -	$ 1,385.0	$ 1,318.2	$ -	$ 1,318.2	$ 1,485.9	$ -	$ 1,485.9
Income from Cont Ops after Income Taxe	22.8	(19.5)	42.3	41.1	(0.5)	41.7	11.4	(20.4)	31.8
Interest Expense, Net	1.8	1.7	0.0	1.2	1.1	0.1	1.8	1.7	0.0
Provision For Income Taxes	6.2	(7.8)	14.1	0.5	(23.5)	24.0	3.5	(7.8)	11.3
Depreciation and Amortization	15.8	0.8	15.0	13.6	0.3	13.3	17.7	0.6	17.1
EBITDA	**$ 46.7**	**$ (24.8)**	**$ 71.5**	**$ 56.5**	**$ (22.6)**	**$ 79.0**	**$ 34.4**	**$ (25.9)**	**$ 60.3**
Asset Impairment	14.2	-	14.2	-	-	-	13.5	-	13.5
Gain on Reimeaurement	(6.6)	(6.6)	-	-	-	-	-	-	-
Restructuring and Related Expense	11.5	8.4	3.2	8.0	1.7	6.3	9.8	7.2	2.6
Litigation income	(0.2)	(0.2)	-	(5.0)	(5.0)	-	0.0	0.0	-
Transaction Expense	7.2	3.6	3.6	-	-	-	10.7	5.4	5.3
Adjusted EBITDA	**$ 72.8**	**$ (19.7)**	**$ 92.5**	**$ 59.5**	**$ (25.8)**	**$ 85.3**	**$ 68.4**	**$ (13.4)**	**$ 81.7**
% Margin	*5.3%*		*6.7%*	*4.5%*		*6.5%*	*4.6%*		*5.5%*

Certain corporate costs are comprised of certain continuing corporate and other overhead expenses, including those previously included in our Corporate and Other segment. In April 2018, the Company announced plans of an organizational consolidation to integrate substantially all activities and functions performed at the holding company into NET Services. As a result of the organizational consolidation, effective January 1, 2019, the Company's Corporate and Other segment was combined with the NET Services segment. These costs after adjusting for 'Restructuring and Related Expense' represent the on-going costs to maintain certain executive, accounting, finance, internal audit, tax, legal, strategic and development functions and the Company's Captive Insurance Company.

11

ADJUSTED NET INCOME / EPS $Millions, Except Per Share Amounts Q3:19 Income from Continuing Operations, Net of Tax $ 8.6 Restructuring and Related Expense 0.9 Transaction Expenses 1.0 Equity in Net Loss of Investee 3.2 Amortization 1.6 Tax Impact of Adjustments (1.9) Adjusted Net Income $ 13.3 Dividends on Convertible Preferred Stock (1.1) Income Allocated to Participating Securities (1.6) Adjusted Net Income to Common Stockholders $ 10.6 Adjusted EPS $ 0.81 Diluted Weighted-Average Common Shares Outstanding (mm) 13.0 12